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                                                                    EXHIBIT 99.1

Schedule 13G                      Forms
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                                                       Page 13 of 14 Pages


                 JOINT FILING AGREEMENT AND POWER OF ATTORNEY

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01, of PhotoWorks, Inc., a Washington corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

     Each of Paul Goodrich, the Madrona Venture Fund I-A, L.P., Madrona Venture Fund I-B, L.P., Madrona Investment Partners, LLC, and Madrona Managing Director Fund LLC (the "Named Parties") hereby constitute and appoint each of Paul Goodrich and Troy Cichos, acting singly, as the true and lawful attorneys-in-fact, with full power of substitution in any and all capacities, to execute for and on behalf of the Named Parties, the Schedule 13G to which this Joint Filing Agreement and Power of Attorney is an exhibit and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges. Each of the Named Parties hereby grants to such attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the attorney-in-fact might or could, and hereby ratifies and confirms all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

     The powers hereby conferred upon the said attorneys-in-fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact.

MADRONA VENTURE FUND I-A, L.P.                   Date: February 24, 2000
                                                      -------------------------
By:  Madrona Investment Partners, LLC,
     its General Partner

     By: /s/ Paul Goodrich
        --------------------------------
        Paul Goodrich, Managing Director


MADRONA VENTURE FUND I-B, L.P.                   Date: February 24, 2000
                                                      -------------------------
By:  Madrona Investment Partners, LLC,
     its General Partner

     By: /s/ Paul Goodrich
        --------------------------------
        Paul Goodrich, Managing Director


 /s/ Paul Goodrich                               Date: February 24, 2000
----------------------------------------              -------------------------
Paul Goodrich
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Schedule 13G                      Forms
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                                                       Page 14 of 14 Pages


MADRONA MANAGING DIRECTOR FUND                   Date: February 24, 2000
                                                      -------------------------
By:  Madrona Investment Partners, LLC,
     its General Partner

     By: /s/ Paul Goodrich
        --------------------------------
        Paul Goodrich, Managing Director


MADRONA INVESTMENT PARTNERS, LLC                 Date: February 24, 2000
                                                      -------------------------
     By: /s/ Paul Goodrich
        --------------------------------
        Paul Goodrich, Managing Director